EX-99.(g)(2)

                                   SCHEDULE 2

                               APPROVED BORROWERS*

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ABN Amro Inc.
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ABN Amro Bank
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Alpine Associates, a Limited Partnership
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Ameritrade, Inc.
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Banc of America Securities LLC
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Banca IMI Securities Corp.
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Barclays Capital Inc.
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Bear, Stearns & Co./Bear, Stearns Securities Corporation
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BNP Paribas Securities Corp.
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Calyon Securities (USA) Inc. (f/k/a Credit Lyonnais Securities (USA) Inc.)
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Cantor Fitzgerald Securities
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CIBC World Markets Corporation
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Citadel Trading Group, LLC
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Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney, Inc.)
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Credit Suisse Securities (USA) LLC (f/k/a Credit Suisse First Boston LLC)
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Deutsche Bank Securities Inc.
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Dresdner Kleinwort Wasserstein Securities LLC
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Fimat USA, LLC (f/k/a Fimat USA, Inc.)
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First Clearing LLC (f/k/a First Clearing Corporation)
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Goldman, Sachs & Co. (Gtyd)
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Greenwich Capital Markets Inc.
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HBK Global Securities L.P.
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HSBC Securities (USA) Inc.
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ING Financial Markets LLC
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J.P. Morgan Securities Inc.
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Jefferies & Company Inc
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Lehman Brothers Inc.
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Merrill Lynch Pierce Fenner Smith/ML Govt Sec
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Morgan Stanley & Co. Inc.
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Morgan Stanley & Co. Inc. / MS Securities Services Inc.
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Nomura Securities International, Inc.
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Paloma Securities LLC
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Pershing LLC
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RBC Capital Markets
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RBC Dain Rauscher Incorporated
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SG Americas Securities LLC
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UBS Securities LLC (f/k/a UBS Warburg LLC)
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Wachovia Capital Markets, LLC
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JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank)
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Wachovia Bank, N.A.
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Societe Generale
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* Updated July 27, 2007